UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2024

CLEARSIDE BIOMEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-37783	45-2437375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 North Point Parkway

Suite 200

Alpharetta, Georgia 30005

(Address of principal executive offices)

Registrant’s telephone number, including area code: (678) 270-3631

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Registered Direct Offering

On February 6, 2024, Clearside Biomedical, Inc. (“Clearside” or the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with institutional investors and an existing stockholder, pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Registered Direct Offering”): (i) an aggregate of 11,111,111 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share; and (ii) warrants to purchase up to 11,111,111 shares of Common Stock (the “Warrants”).

The combined purchase price of each share of Common Stock and accompanying Warrant is $1.35. The exercise price for the Warrants is $1.62 per share. The Warrants will be exercisable from August 9, 2024, and will expire on August 9, 2029. The gross proceeds to the Company from the Registered Direct Offering are expected to be approximately $15.0 million, before deducting the placement agent’s fees and other offering expenses payable by the Company.

The Shares and the Warrants were offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-271902) that was filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2023 and became effective on May 19, 2023, including the base prospectus contained therein, and a related prospectus supplement dated as of February 6, 2024 filed with the SEC.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Citizens JMP Securities, LLC acted as the placement agent (the “Placement Agent”) in connection with the Registered Direct Offering pursuant to the Placement Agency Agreement, dated February 6, 2024 (the “Placement Agency Agreement”), by and between the Company and the Placement Agent. Pursuant to the Placement Agency Agreement, the Placement Agent will be entitled to a cash fee of up to 6.0% of the aggregate gross proceeds raised in the Registered Direct Offering and reimbursement of certain out-of-pocket expenses.

The Registered Direct Offering is expected to close on or about February 9, 2024, subject to the satisfaction of customary closing conditions.

Terms of the Warrants

Each Warrant is exercisable for one share of Common Stock at an exercise price of $1.62 per share. The Warrants will be exercisable from August 9, 2024 and will expire on August 9, 2029.

A holder (together with its affiliates) may not exercise any portion of the Warrants, as applicable, to the extent that the holder would own more than 4.99% (or, at the holder’s option upon issuance, 9.99%) of the Company’s outstanding Common Stock immediately after exercise, as such percentage ownership is determined in accordance with the terms of the Warrant (the “Beneficial Ownership Limitation”). However, upon at least 61 days’ prior notice from the holder to the Company, a holder may increase or decrease the Beneficial Ownership Limitation in accordance with the terms of the Warrant, provided that it does not exceed 9.99%.

The Common Stock is listed on the Nasdaq Global Market. There is no established trading market for the Warrants, and the Company does not intend to list the Warrants on any securities exchange or nationally recognized trading system. Without a trading market, the liquidity of the Warrants may be extremely limited.

The foregoing summaries of the form of Warrant, the form of Purchase Agreement and the Placement Agency Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K (the “Report’), which are incorporated herein by reference.

This Report does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the opinion of Cooley LLP relating to the validity of the issuance and sale of the Shares, the Warrants and the shares issuable upon exercise of the Warrants is attached as Exhibit 5.1 hereto.

Item 7.01	Regulation FD Disclosure.

On February 7, 2024, the Company issued a press release announcing the pricing of the Registered Direct Offering described above, a copy of which is furnished as Exhibit 99.1 hereto.

The information set forth in this Item 7.01 and contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements

Any statements contained in this Report that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believe”, “expect”, “may”, “plan”, “potential”, “will”, and similar expressions, and are based on the Company’s current beliefs and expectations. These forward-looking statements include statements regarding the Company’s expectations on the completion of the Registered Direct Offering. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the Offering and other risks and uncertainties that are described in our most recent Quarterly Report on Form 10-Q, the “Risk Factors” section of our Annual Report on Form 10-K filed with the SEC on March 14, 2023, and other filings we make with the SEC from time to time. Any forward-looking statements speak only as of the date of this Report and are based on information available to the Company as of the date of this Report, and the Company assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

4.1	Form of Warrant.

5.1	Opinion of Cooley LLP.

10.1	Form of Securities Purchase Agreement, dated February 6, 2024 by and among Clearside Biomedical, Inc. and the purchasers party thereto.

10.2	Placement Agency Agreement, dated February 6, 2024 by and among Clearside Biomedical, Inc. and Citizens JMP Securities, LLC

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press Release, dated February 7, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARSIDE BIOMEDICAL, INC.

Date: February 8, 2024	/s/ Charles A. Deignan
Name: Charles A. Deignan
Title: Chief Financial Officer

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